UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 29, 2018

Woodward, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1081 Woodward Way, Fort Collins, Colorado 80524
(Address of Principal Executive Offices) (Zip Code)

970-482-5811
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 29, 2018, Woodward, Inc. (“Woodward” or the “Company”) made a determination to relocate its Duarte, California operations to the Company’s newly renovated Drake Campus in Fort Collins, Colorado. The Duarte facility, which manufactures thrust reverser actuation systems (“TRAS”), is part of the Company’s Airframe Systems business group, with approximately 350 employees.

The Duarte facility is unable to support the significant amount of new business recently awarded, including a major TRAS contract with Airbus, while maintaining the highest quality and customer service levels. After conducting a thorough study, which centered on specific criteria including facilities that meet world class standards, are not encumbered by threats of eminent domain, and have a ready and capable workforce with the ability to transition quickly, the Company selected its newly renovated Drake Campus location.

Working closely with the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”), the Company will begin the transition process, expected to span 18-24 months.

Woodward expects to incur restructuring charges related to the transition, primarily related to severance and other employee related costs. Although Woodward cannot provide a reasonable estimate of the amount of these charges or the required cash expenditures at this time, these charges and cash expenditures could be significant.

NOTICE REGARDING FORWARD-LOOKING STATEMENTS

The statements in this release contain forward-looking statements that involve risks and uncertainties, including statements concerning the relocation of its Duarte, CA operations to the company’s Drake Campus in Fort Collins, CO, the intention to produce world-class products in a facility that can accommodate growth and deliver high levels of quality and customer service, and the anticipated transition process of 18-24 months. Actual results could differ materially from projections or any other forward-looking statements and we have no obligation to update our forward-looking statements, except as required by applicable law. Factors that could affect performance and could cause actual results to differ materially from projections and forward-looking statements include discussions with our employees and UAW, finalizing restructuring costs, our ability to integrate operations at the Drake Campus as well as the risk factors described in Woodward's Annual Report on Form 10-K for the year ended September 30, 2017 and any subsequently filed Quarterly Report on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1 Press Release of Woodward, Inc. dated February 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

Dated: February 1, 2018	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer